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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 31, 2002




                           J. C. Penney Company, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                       1-15274                 26-0037077
(State or other jurisdiction      (Commission File No.)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


6501 Legacy Drive
Plano, Texas                                            75024-3698

(Address of principal executive offices)                (Zip code)



Registrant's telephone number, including area code: (972) 431-1000

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Item 5. Other Events and Regulation FD Disclosure

     On May 31, 2002, J. C. Penney Company, Inc. and its wholly-owned subsidiary
J. C. Penney Corporation, Inc. completed a three-year $1.5 billion secured bank line of credit. A Press Release announcing the completion of the facility is attached hereto as Exhibit 99. A copy of the Credit Agreement is attached hereto as Exhibit 10.1.



Item 7.(c) Exhibits

     10.1 Credit Agreement dated as of May 31, 2002, among J. C. Penney Company, Inc., J. C. Penney Corporation, Inc., J. C. Penney Purchasing Corporation, the lenders, JPMorgan Chase Bank, as Administrative Agent, and Wachovia Bank, National Association, as LC Agent, with
          J.P. Morgan Securities, Inc., as Sole Bookrunner and Co-Lead Arranger and Credit Suisse First Boston, as Co-Lead Arranger.

     99. Press Release dated May 31, 2002 announcing the establishment of the $1.5 billion credit facility.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    J.C. PENNEY COMPANY, INC.
                                                       (Registrant)


                                                    /s/ Robert B. Cavanaugh
                                                    ----------------------------
                                                       Robert B. Cavanaugh
                                                       Executive Vice President,
                                                        Chief Financial Officer

Date: June 5, 2002

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                                  EXHIBIT INDEX

Exhibit Number                      Description
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10.1                         Credit Agreement dated as of May 31, 2002.

99 Press Release announcing $1.5 billion line of credit availability.


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